Exhibit 99.1

BARK EXPANDS SENIOR LEADERSHIP TEAM

Recognized Global HR and Talent Leader Rustin Richburg Joins as Chief People Officer

Accomplished Legal Strategist Matt Miller Appointed General Counsel

NEW YORK, February 9, 2021 — BarkBox, Inc. (“BARK” or the “Company”), the leading global brand for dogs, today announced it has expanded and bolstered its senior leadership team in support of the Company’s continued rapid growth and pending merger with Northern Star Acquisition Corp. (NYSE: STIC).

Rustin Richburg, a recognized global HR & talent leader, board advisor, operator, and transformation executive, has joined BARK as Chief People Officer. In this role, Mr. Richburg is responsible for leading all functions within the People organization, enhancing processes and frameworks around talent acquisition, learning and development, inclusion and belonging, and compensation strategy.

Matt Miller, an experienced and skilled attorney, negotiator, and litigator, has joined BARK as General Counsel. In this role, Mr. Miller is responsible for leading BARK’s internal legal and compliance function.

“As we close in on a historic year for BARK, in which we delightfully served more dogs and their families than ever before, the expansion of our leadership team with accomplished professionals who share our core values and unbridled love of dogs well positions BARK to continue this success and momentum,” said Manish Joneja, Chief Executive Officer of BARK. “Rustin is a renowned change agent and strategist who makes companies better and people happier. Matt is a sharp legal expert and a trusted advisor to growing companies like ours. We look forward to benefiting from their experience and leadership capabilities at this exciting time for BARK.”

Rustin Richburg Bio

Rustin Richburg is a recognized global HR & talent leader, board advisor, operator, and transformation executive. Mr. Richburg previously led HR teams at Walton Enterprises, Inc., and the Walton Family Foundation. As Chief People Officer, he headed up HR for the family office, investments, private equity, and philanthropic work of Sam and Helen Walton. Before joining Walton Enterprises, Mr. Richburg was Walmart’s Senior Vice President of Global HR Operations & Technology from 2016 to 2017, when he was named Senior Vice President, US People. Before joining Walmart, he held leadership roles at Imperial Brands and Accenture. Mr. Richburg holds a B.A. in Agribusiness from Texas A&M University as well as certifications in program management from the University of Washington and in conflict resolution from Cornell University. He is the proud dog parent to Mona and Capote.

Matt Miller Bio

Matt Miller brings more than 25 years of global legal and compliance experience working across multiple industries for public companies to BARK. Prior to joining BARK, Mr. Miller served as the first General Counsel at Green Thumb Industries, a publicly-traded national cannabis consumer packaged goods company and retailer, where he was responsible for legal and compliance. Previously, Mr. Miller spent eight years as Deputy General Counsel at Groupon, where he built and led teams covering litigation, employment, IP, and international. At Groupon, Mr. Miller had global responsibilities covering North America, LATAM, EMEA, and APAC, and he worked for a year based in Switzerland. Prior to his in-house work, he served as an attorney at a number of law firms, including Jenner & Block, Richard J. Prendergast Ltd., and Much Shelist, P.C. Mr. Miller holds a B.A. in Philosophy from the University of Wisconsin and a J.D. from the Loyola University Chicago School of Law. He is the proud dog parent to Ruby and Bruno.

About BARK

BARK is the world’s most dog-centric company, devoted to making dogs happy with the best products, services and content. BARK’s dog-obsessed team applies its unique, data-driven understanding of what makes each dog special to design playstyle-specific toys, wildly satisfying treats and wellness supplements, and dog-first experiences that foster the health and happiness of dogs everywhere. Founded in 2012, BARK loyally serves dogs nationwide with monthly subscription services, BarkBox and Super Chewer; a curated e-commerce experience on BarkShop.com; custom collections via its retail partner network, including Target and Amazon; wellness products that meet your dogs’ needs with BARK Bright; and a personalized meal delivery service for dogs BARK Eats. At BARK, we want to be the people our dogs think we are and promise to be their voice until every dog reaches its full tail-wagging potential. Sniff around at bark.co for more information.

About Northern Star Acquisition Corp.

Northern Star Acquisition Corp. is a special purpose acquisition company whose management team and Board of Directors are composed of veteran consumer, media, technology, retail and finance industry executives and founders, including Joanna Coles, Chairwoman and Chief Executive Officer, and Jonathan Ledecky, President and Chief Operating Officer. Ms. Coles is a creative media and technology executive who in her previous roles as editor of two leading magazines and Chief Content Officer of Hearst Magazines developed an extensive network of relationships at the intersection of technology, fashion and beauty. Ms. Coles currently serves as a special advisor to Cornell Capital, a $7 billion private investment firm, and is on the board at Snap Inc., Sonos, Density Software, and Women Entrepreneurs of New York City. Mr. Ledecky is a seasoned businessman with over 35 years of investment and operational experience. He has executed hundreds of acquisitions across multiple industries and raised over $20 billion in debt and equity. He is also co-owner of the National Hockey League’s New York Islanders franchise. For additional information, please visit https://northernstaric.com.

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Northern Star and BARK. Northern Star has filed a registration statement on Form S-4 with the Securities and Exchange Commission (the “SEC”), which will include a proxy statement/prospectus of Northern Star, and certain related documents, to be used at the meeting of shareholders to approve the proposed business combination and related matters. Investors and security holders of Northern Star are urged to read the proxy statement/prospectus, and any amendments thereto and other relevant documents that have been or will be filed with the SEC, carefully and in their entirety because they will contain important information about BARK, Northern Star and the business combination. The definitive proxy statement will be mailed to shareholders of Northern Star as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Northern Star, BARK and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from the shareholders of Northern Star in favor of the approval of the business combination and related matters. Shareholders may obtain more detailed information regarding the names, affiliations and interests of certain of Northern Star’s executive officers and directors in the solicitation by reading Northern Star’s Final Prospectus dated November 10, 2020, filed with the SEC on November 12, 2020, and the proxy statement and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Northern Star’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Forward Looking Statements

Certain statements included in this press release are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BARK’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BARK. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties; the inability of the parties to successfully or timely consummate the merger, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the merger is not obtained; failure to realize the anticipated benefits of the merger; risks relating to the uncertainty of the projected financial information with respect to BARK; the risk that spending on pets may not increase at projected rates; that BARK subscriptions may not increase their spending with BARK; BARK’s ability to continue to convert social media followers and contacts into customers; BARK’s ability to successfully expand its product lines and channel distribution; competition; the uncertain effects of the COVID-19 pandemic; and those factors discussed in documents of Northern Star filed, or to be filed, with SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Northern Star nor BARK presently know or that Northern Star and BARK currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

In addition, forward-looking statements reflect Northern Star’s and BARK’s expectations, plans or forecasts of future events and views as of the date of this press release. Northern Star and BARK anticipate that subsequent events and developments will cause Northern Star’s and BARK’s assessments to change. However, while Northern Star and BARK may elect to update these forward-looking statements at some point in the future, Northern Star and BARK specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Northern Star’s and BARK’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Any financial projections in this communication are forward-looking statements that are based on assumptions that are inherently subject to significant uncertainties and contingencies, many of which are beyond Northern Star’s and BARK’s control. While all projections are necessarily speculative, Northern Star and BARK believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection extends from the date of preparation. The assumptions and estimates underlying the projected results are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. The inclusion of projections in this communication should not be regarded as an indication that Northern Star and BARK, or their respective representatives and advisors, considered or consider the projections to be a reliable prediction of future events.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering in an investment in Northern Star and is not intended to form the basis of an investment decision in Northern Star. All subsequent written and oral forward-looking statements concerning Northern Star and BARK, the proposed transactions or other matters and attributable to Northern Star and BARK or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Contacts

For BARK

Investors:

ICR, Inc.

Jean Fontana

Jean.Fontana@icrinc.com

Media:

Garland Harwood

press@barkbox.com

For Northern Star Acquisition Corp.

Jonathan Gasthalter/Nathaniel Garnick/Sam Fisher

Gasthalter & Co.

(212) 257-4170

northernstar@gasthalter.com